FOURTH AMENDMENT TO CONSOLIDATED AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO CONSOLIDATED AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”), is made as of April 19, 2010, by each of the entities listed on Schedule A attached hereto (each individually a “Borrower” and collectively the “Borrowers”) in favor of CapitalSource Finance LLC, as administrative, payment and collateral agent for the benefit of itself and the other Lenders (as hereinafter defined) (in such capacities, “Agent”), CapitalSource Bahamas LLC, a Delaware limited liability company, as collateral agent for the benefit of itself, Agent and the other Lenders (as hereinafter defined) (in such capacity, “Bahamian Collateral Agent”), and the other Lenders (as hereinafter defined) in respect of, and pursuant to, the terms of that certain Consolidated Amended and Restated Loan and Security Agreement, dated as of September 15, 2009, among each Borrower, Agent, Bahamian Collateral Agent and the lenders party thereto (individually and collectively, “Lenders”), as modified by this Agreement (as it may be modified or amended to date or hereafter, the “Loan Agreement”).  Capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement.

A.           Amendments to Loan Agreement

1.           Amendment to Section 1.1.  Effective as of the Effective Date, the definitions of “Borrowing Base,” “Maximum Loan Amount” and “Net Income (Loss)” set forth in Section 1.1 are each hereby amended and restated in their entirety as follows:

“Borrowing Base— means (a) at all times from the Fourth Amendment Effective Date through January 31, 2011, an amount equal to the lesser of (i) the result of (A) the Maximum Loan Amount less (B) the aggregate outstanding amount of Protective Advances or (ii) seventy-five percent (75%) of the Appraised Value of all owned Property encumbered by a Mortgage from a Borrower in favor of Agent or Bahamas Collateral Agent, (b) at all times from February 1, 2011 through April 30, 2011, an amount equal to the lesser of (i) the result of (A) the Maximum Loan Amount less (B) the aggregate outstanding amount of Protective Advances or (ii) seventy percent (70%) of the Appraised Value of all owned Property encumbered by a Mortgage from a Borrower in favor of Agent or Bahamas Collateral Agent, and (c) to the extent the Maturity Date has been extended pursuant to Section 2.9, at all times from and after May 1, 2011, an amount equal to the lesser of (i) the result of (A) the Maximum Loan Amount less (B) the aggregate outstanding amount of Protective Advances or (ii) sixty-five percent (65%) of the Appraised Value of all owned Property encumbered by a Mortgage from a Borrower in favor of Agent or Bahamas Collateral Agent; provided, however, that on any date on which a mandatory prepayment of the Loan is required to be made pursuant to Section 2.3(f) hereof, the percentage figures in clauses (a) and (b) of this definition shall be automatically reduced to sixty-five percent (65%) or such greater percentage (in no event to exceed the percentage figures set forth in clauses (a) and (b)) yielded after application to the Loan of amounts required to be paid under Section 2.3(f).”

“Maximum Loan Amount—means $95,093,695.23, as such amount may be permanently reduced from time to time in accordance with Section 2.3.”

“Net Income (Loss)—means, with respect to any period, the difference between revenues and expenses as determined in accordance with GAAP, plus the non-refundable portion of all Deposits to the extent such amounts are not included as revenue pursuant to GAAP; provided, however, notwithstanding anything to the contrary in this Agreement or otherwise, Net Income (Loss) for all purposes of this Agreement shall not include (i) any adjustment relating to the conversion of PE DC Members (as defined in the Contribution Agreement) and/or PE Resigning Members (as defined in the Contribution Agreement) to the Club Membership Plan or (ii) one time expenses not to exceed $5,200,000 in the aggregate relating solely to the Borrowers’ recognition of non-cash equity compensation expenses in accordance with GAAP in connection with the deemed full vesting of equity grants to employees of Borrowers upon consummation of the SAAC Purchase Transaction.”

2.           Amendment to Section 1.1.  Effective as of the Effective Date, Section 1.1 of the Loan Agreement is hereby amended to add the following definitions thereto in correct alphabetical order:

“Cash Coverage Amount—means, at any date of determination, (i) the sum of the Cash Balance for each of the immediately preceding three (3) calendar months as of the end of each such month, divided by (ii) three (3).”

“Fourth Amendment Effective Date—means April __, 2010.”

“One-Month Debt Service—means, as of the last day of any calendar month, an amount equal to one (1) month’s interest on the then-outstanding Indebtedness of Borrowers to Agent and Lenders under the Loan pursuant to the terms hereof.”

“Three-Month Debt Service—means, as of the last day of any calendar month, an amount equal to three (3) months’ interest on the then-outstanding Indebtedness of Borrowers to Agent and Lenders under the Loan pursuant to the terms hereof.”

“Two-Month Debt Service—means, as of the last day of any calendar month, an amount equal to two (2) month’s interest on the then-outstanding Indebtedness of Borrowers to Agent and Lenders under the Loan pursuant to the terms hereof.”

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3.           Amendment to Section 2.3(a)(i).  Effective as of the Effective Date, Section 2.3(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(i)           All payments delivered to Agent, other than (A) as set forth in Section 2.3(a)(ii)(A), Section 2.3(d), Section 2.3(e), Section 2.3(f), Section 2.3(g) and Section 2.3(h) hereof and (B) proceeds arising from the sale of Collateral more particularly set forth in Section 8.2(c) hereof, in good, immediately available funds in legal tender of the United States of America, shall be applied to the Obligations by Agent and Lenders as follows:

first, towards the payment of fees due Agent or any Lender pursuant to the terms of this Agreement and any other fees, costs and expenses due Agent or any Lender pursuant to Section 10.2 of this Agreement, second, to pay the outstanding amount of any Protective Advances,

third, towards the payment of accrued and unpaid interest under this Agreement in respect of the Loan,

fourth, to the payment of the principal of the Loan (which payment shall immediately result in a corresponding permanent reduction in the Maximum Loan Amount), and fifth, towards the payment of all other Obligations in any manner determined by Agent in its discretion.

Interest accrued on the Loan in respect of any month shall be due and payable on, and shall be paid by Borrowers no later than, the first Business Day of the following calendar month.”

4.           Amendment to Section 2.3(a)(ii)(A).  Effective as of the Effective Date, Section 2.3(a)(ii)(A) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(A)           In the event any Borrower sells or otherwise disposes of any owned Property, such Borrower shall pay to Agent the applicable Repayment Amount for such Property; plus the amount, if any, owed by Borrowers pursuant to Section 2.3(d) after giving effect to the removal of such Property from the Borrowing Base (if applicable), and Agent shall apply such payments in accordance with the provisions set forth in clause fourth of Section 2.3(a)(i) hereof; provided, further, that if a Default or an Event of Default exists, such Borrower shall repay the Loan in an amount equal to the sum of (y) one hundred percent (100%) of the net proceeds from the disposition of such Property plus (z) the amount, if any, owed by Borrowers pursuant to Section 2.3(d) after giving effect to such sale.  Any such payment shall immediately result in a corresponding permanent reduction in the Maximum Loan Amount.”

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5.           Amendment to Section 2.3(c).  Effective as of the Effective Date, Section 2.3(c) of the Loan Agreement is hereby amended to add the phrase “(which such prepayment shall immediately result in a corresponding permanent reduction in the Maximum Loan Amount)” immediately to the end of the last sentence therein.

6.           Amendment to Section 2.3(d).  Effective as of the Effective Date, Section 2.3(d) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(d)           Borrowing Base.  If on any date the aggregate original principal amount of the Loan shall exceed the Borrowing Base on such date, Borrowers shall promptly pay the amount of such excess to Agent together with interest accrued thereon to (but not including) the date of such payment, and such amounts shall be applied by Agent when received in good, collected funds as set forth in clause fourth of Section 2.3(a)(i) hereof.  Any such payment shall immediately result in a corresponding permanent reduction in the Maximum Loan Amount.  If the outstanding principal amount of the Loan shall at any time exceed the Maximum Loan Amount, Borrowers shall promptly pay the amount of such excess to Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by Agent when received in good, collected funds as set forth in clause fourth of Section 2.3(a)(i) hereof.”

7.           Amendment to Section 2.3(e).  Effective as of the Effective Date, Section 2.3(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(e)           Minimum Amortization.          Notwithstanding anything to the contrary in this Agreement, Borrowers shall repay the Loan to the extent necessary for Borrower to comply with the required mandatory principal paydowns on the dates and in the cumulative principal amounts set forth in Schedule 19 attached hereto.  Agent and Lenders shall have no obligation to release any Liens on any Collateral in connection with such payments (other than in connection with a payment in full in cash of the Obligations).  Each such payment shall immediately result in a corresponding permanent reduction in the Maximum Loan Amount.  Upon receipt of payment of any Repayment Amount, insurance proceeds, Condemnation Compensation or mandatory prepayment pursuant to Section 2.3(f), Section 2.3(g) or Section 2.3(h) to be credited toward payment of principal of the Loan pursuant to Section 2.3(a)(i) hereof or pursuant to Section 2.3(f), Section 2.3(g) or Section 2.3(h) hereof, as applicable, Agent shall credit the amount actually received to the next scheduled required amortization payment(s) set forth in Schedule 19.  In the event that, as of the end of each such amortization period set forth in Schedule 19, the Repayment Amount(s), insurance proceeds, Condemnation Compensation and/or mandatory prepayments pursuant to Section 2.3(f), Section 2.3(g) and Section 2.3(h) actually collected by Agent through the end of such amortization period is not sufficient to satisfy the amount of principal reduction payable by Borrower to Agent and Lenders through the end of such amortization period, Borrower shall pay to Agent such difference.  In the event that, as of the end of each such amortization period, the Repayment Amounts, insurance proceeds, Condemnation Compensation and mandatory prepayments pursuant to Section 2.3(f), Section 2.3(g) and Section 2.3(h) collected by Agent during such amortization period are in excess of the amount necessary to satisfy the required principal reduction payments to be made by Borrower through such amortization period, the excess amount of such payments shall be applied to the next succeeding principal payment required pursuant to Schedule 19.”

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8.           Amendment to Section 2.3(f).  Effective as of the Effective Date, Section 2.3(f) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(f)           SAAC Purchase Transaction; Other Equity Sales or Issuances.  Notwithstanding anything to the contrary in this Agreement, within one (1) Business Day following consummation of the SAAC Purchase Transaction, any other sale of equity interests of Holdings by Ultimate Holdings or SAAC to a third party, any sale of equity interests of Ultimate Holdings by Ultimate Resort to any third party or any issuance of equity interests of Holdings, Ultimate Holdings or SAAC to any third party, Borrowers shall prepay the Loan in an amount equal to twenty-five percent (25%) of the Net Proceeds of the SAAC Purchase Transaction or such other sale or issuance of equity interests of Holdings paid to Holdings, Ultimate Holdings and/or any Company Affiliate of Ultimate Holdings, as applicable; provided, that in no event shall the amount prepaid pursuant to this Section 2.3(f) exceed the amount required to be paid as of the date of such prepayment to reduce the principal balance of the Loan to an amount equal to sixty-five percent (65%) of the Appraised Value of all owned Property encumbered by a Mortgage from a Borrower in favor of Agent or Bahamas Collateral Agent.  Any amounts paid pursuant to this Section 2.3(f) shall be applied to the principal balance of the Loan notwithstanding the provisions of Section 2.3(a) above and shall immediately result in a corresponding permanent reduction in the Maximum Loan Amount.”

9.           Amendment to Section 2.3.  Effective as of the Effective Date, Section 2.3 of the Loan Agreement is hereby amended to add the following subsection (g) to the end thereto:

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“(g)           Membership Sales and Upgrades.  Notwithstanding anything to the contrary in this Agreement, Borrowers shall prepay the Loan in an amount equal to the greater of (i) $500,000 per calendar quarter (which such amount shall be paid on or prior to the last day of each calendar quarter) and (ii) twenty-five percent (25%) of the aggregate amount of each Deposit received by Borrowers from a Member after the Fourth Amendment Effective Date (which amount shall be paid within one (1) Business Day of Borrowers’ receipt of each such Deposit); provided, that in no event shall the amount prepaid pursuant to this Section 2.3(g) exceed the amount required to be paid as of the date of such prepayment to reduce the principal balance of the Loan to an amount equal to sixty-five percent (65%) of the Appraised Value of all owned Property encumbered by a Mortgage from a Borrower in favor of Agent or Bahamas Collateral Agent.  Any amounts paid pursuant to this Section 2.3(g) shall be applied to the principal balance of the Loan notwithstanding the provisions of Section 2.3(a) above and shall immediately result in a corresponding permanent reduction in the Maximum Loan Amount.”

10.           Amendment to Section 2.3.  Effective as of the Effective Date, Section 2.3 of the Loan Agreement is hereby amended to add the following subsection (h) to the end thereto:

“(h)           Deposit Account Amounts.  On the Fourth Amendment Effective Date, Borrowers shall pay to Agent the entire Cash Balance of Borrowers on deposit in any segregated account pursuant to Section 7.20 (as in effect immediately prior to the Fourth Amendment Effective Date).  Any amounts paid pursuant to this Section 2.3(h) shall be applied to the principal balance of the Loan notwithstanding the provisions of Section 2.3(a) above and shall immediately result in a corresponding permanent reduction in the Maximum Loan Amount.”

11.           Amendment to Section 2.9.  Effective as of the Effective Date, Section 2.9 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“2.9           Extension Term. Borrowers may request that Agent and Lenders extend the Maturity Date for two (2) additional twelve (12) calendar month periods in accordance with the requirements below.  Such extension requests shall be granted to Borrowers upon the satisfaction of the following conditions:  (a) Borrowers shall have delivered to Agent a written request to extend the Maturity Date at least sixty (60), but not more than ninety (90) calendar days, prior to the expiration of the then-effective Maturity Date; (b) Borrowers shall have delivered to Agent, for the benefit of the Lenders, on or before the effectiveness of such extension, an extension fee equal to one-quarter of one percent (0.25%) of the then Maximum Loan Amount; (c) at the time of (i) the making of such request and (ii) the expiration of the then-effective Maturity Date, the principal balance of the Loan shall be equal to or less than sixty-five percent (65%) of the Appraised Value of all owned Property encumbered by a Mortgage from a Borrower in favor of Agent or Bahamas Collateral Agent, (d) no Default or Event of Default shall have occurred at the time of making the extension request or the commencement of the extension term of the Loan; (e) Borrowers shall have executed any agreements, documents or amendments to this Agreement and the other Loan Documents reasonably requested by Agent in connection with such extension; (f) during the extended term of the Loan, all terms and conditions of the Loan Documents (other than the original Maturity Date or this extension option) shall continue to apply; and (g) Borrowers shall pay all out-of-pocket costs and expenses incurred by Agent in connection with such extension of the Loan including Agent’s reasonable attorneys’ fees.”

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12.           Amendment to Section 7.20.  Effective as of the Effective Date, Section 7.20 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“7.20     Cash Coverage. Borrowers, on a consolidated basis, shall (i) as of June 30, 2010, and at all times through September 29, 2010, have a Cash Coverage Amount of not less than One-Month Debt Service, (ii) as of September 30, 2010, and at all times through December 30, 2010, have a Cash Coverage Amount of not less than Two-Month Debt Service, and (iii) as of December 31, 2010, and at all times thereafter, have a Cash Coverage Amount of not less than Three-Month Debt Service.”

13.           Amendment to Schedule 19.  Effective as of the Effective Date, Schedule 19 to the Loan Agreement is hereby amended and restated in its entirety in the form of Exhibit A attached hereto.

B.           Conditions Precedent.

The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent (the date on which all such conditions are satisfied or waived being the “Effective Date”):

(a)           Agent shall have received this Agreement, duly executed by each of the parties hereto.

 (c)           The representations and warranties contained herein and in the Loan Agreement, as amended hereby, and the Loan Documents, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except for representations and warranties that speak as to a particular date, in which case such representations and warranties shall be true and correct in all material respects as of such applicable date.

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(d)           After giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

(e)           All documents, instruments and other legal matters in connection with the execution of this Agreement shall be satisfactory in form and substance to Agent and its counsel.

C.           Limited Waiver.

As of April 1, 2010, and until the date immediately prior to the date hereof, the aggregate outstanding principal amount of the Loan exceeded the Borrowing Base.  In connection with the foregoing, Borrowers failed to comply with the provisions set forth in Section 2.3(d) of the Loan Agreement requiring Borrowers to promptly pay the amount of such excess to Agent together with interest accrued thereon (the “Specified Default”).  The Specified Default constitutes an Event of Default under Section 8.1(a) of the Loan Agreement (the “Specified Event of Default”).  As a result, Agent, Bahamian Collateral Agent and Lenders have the right to exercise any and all rights and remedies available to them at law or in equity, including, without limitation, the rights and remedies set forth in the Loan Agreement.  Notwithstanding the foregoing, Agent and Lenders hereby agree to waive the Specified Event of Default solely as it relates to Borrowers failing to comply with the provisions set forth in Section 2.3(d) of the Loan Agreement at any time between April 1, 2010 and the date immediately prior to the date hereof.

Borrowers are hereby notified that irrespective of (i) any waivers or consents previously granted by Agent, Bahamian Collateral Agent and Lenders regarding the Loan Agreement and any other Loan Document, (ii) any previous failures or delays of Agent, Bahamian Collateral Agent and/or Lenders in exercising any right, power or privilege under the Loan Agreement or any other Loan Document, or (iii) any previous failures or delays of Agent, Bahamian Collateral Agent and/or Lenders in the monitoring or in the requiring of compliance by Borrowers with the duties, obligations, and agreements of Borrowers in the Loan Agreement and the other Loan Documents, Borrowers will be expected to comply strictly with their duties, obligations and agreements under the Loan Agreement and the other Loan Documents.

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Except as expressly set forth herein, nothing contained in this Agreement or any other communication between Agent, Bahamian Collateral Agent and/or Lenders and the Borrowers shall be a waiver of any past, present or future violation, Default or Event of Default of Borrowers under the Loan Agreement or any other Loan Documents (including, without limitation, any continuation beyond the date hereof of any violations described above (it being understood that the continued existence of facts which as of the date hereof cease, by virtue of an amendment herein, to constitute violations, shall not be deemed to be such a continuation)).  Similarly, Agent, Bahamian Collateral Agent and Lenders hereby expressly reserve any rights, privileges and remedies under the Loan Agreement and each Loan Document that Agent, Bahamian Collateral Agent and Lenders may have with respect to each violation, Default or Event of Default, and any failure by Agent, Bahamian Collateral Agent and/or Lenders to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Agent, Bahamian Collateral Agent and/or Lenders, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any other Loan Documents, (ii) amend or alter any provision of the Loan Agreement or any other Loan Documents or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Borrowers or any rights, privilege or remedy of Agent, Bahamian Collateral Agent, and/or Lenders under the Loan Agreement or any other Loan Documents or any other contract or instrument.  Nothing in this Agreement shall be construed to be a consent by Agent, Bahamian Collateral Agent, and/or Lenders to any prior, existing or future violations of the Loan Agreement or any other Loan Document (including, without limitation, any continuation beyond the date hereof of any violations described above (it being understood that the continued existence of facts which as of the date hereof cease, by virtue of an amendment herein, to constitute violations, shall not be deemed to be such a continuation)).

D.           Ratifications, Representations and Warranties.

1.           Ratifications.  The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Each Borrower and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

2.           Representations and Warranties.  Each Borrower hereby represents and warrants to Agent that (a) the execution, delivery and performance of this Agreement and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the organizational documents or governing documents of such Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except for representations and warranties that speak as to a particular date, in which case such representations and warranties shall be true and correct in all material respects as of such applicable date); (c) after giving effect to this Agreement, no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; and (d) after giving effect to the amendments, contemplated by this Amendment, such Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Document; (e) such Borrower has not amended its organizational documents or its governing documents since the date of the Loan Agreement (other than (i) Ultimate New York Trp International, LLC, a Delaware limited liability company, for the express purpose of  consummating the transactions contemplated under the BVG Purchase Agreement and (ii) Holdings in connection with the SAAC Purchase Transaction).

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E           Miscellaneous Provisions.

1.           Survival of Representations and Warranties.  All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the Loan Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

2.           Reference to Loan Agreement.  Each of the Loan Agreement and the Loan Documents, and any and all documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Loan Document to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

3.           Severability.  Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

4.           Successors and Assigns.  This Agreement is binding upon and shall inure to the benefit of Agent and the Borrowers and their respective successors and assigns, except that the Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent.

5.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.           Effect of Waiver.  No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Borrowers shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

7.           Headings.  The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

8.           Applicable Law.  This Agreement and all Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in and shall be governed by and construed in accordance with the laws of the State of Maryland.

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9.            Final Agreement.  THE LOAN AGREEMENT AND THE LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED.  THE LOAN AGREEMENT AND THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AGREEMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND AGENT.

10.           RELEASE.  FOR AND IN CONSIDERATION OF AGENT’S, BAHAMIAN AGENT’S AND LENDERS’  AGREEMENTS CONTAINED HEREIN, EACH BORROWER, TOGETHER WITH EACH OF THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  AGENT, BAHAMIAN COLLATERAL AGENT, LENDERS  AND EACH OF THEIR PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS LETTER AGREEMENT IS EXECUTED THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM ANY PRIOR OR EXISTING AGREEMENTS BETWEEN RELEASORS AND RELEASED PARTIES, ANY OF THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS, AND/OR NEGOTIATION FOR AND EXECUTION OF THIS  LETTER AGREEMENT , INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.

[Remainder of page blank; Signatures follow]

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IN WITNESS WHEREOF this Agreement was executed as of the date first above written.

BORROWER:

ULTIMATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

P&J PARTNERS, LLC,
a Delaware limited liability company

By:	ULTIMATE ESCAPES HOLDINGS, LLC, a Delaware limited liability company

By:
Name:
Title:

SNOWFLAKE INVESTMENTS I, LLC,
a Delaware limited liability company
TAHOE INVESTMENTS I, LLC,
a Delaware limited liability company
CABO INVESTMENTS I, LLC,
a Delaware limited liability company
MAHOGANY RUN INVESTMENTS I, LLC,
a Delaware limited liability company
CANDLEWOOD INVESTMENTS I, LLC,
a Delaware limited liability company
SUNNY ISLES INVESTMENTS I, LLC
A Delaware limited liability company
ULTIMATE SCOTTSDALE ROCKS, LLC,
a Delaware limited liability company
ULTIMATE BEAVER CREEK, LLC,
a Delaware limited liability company
ULTIMATE INDIAN ROCKS BEACH, LLC,
a Delaware limited liability company
ULTIMATE KEY WEST, LLC,
a Delaware limited liability company
ULTIMATE LAKE LAS VEGAS, LLC,
a Delaware limited liability company
ULTIMATE SCOTTSDALE, LLC,

a Delaware limited liability company
ULTIMATE LAKE TAHOE, LLC,
a Delaware limited liability company
ULTIMATE COLORADO, LLC,
a Delaware limited liability company
ULTIMATE TELLURIDE MOUNTAIN VILLAGE, LLC,
a Delaware limited liability company
ULTIMATE NAPLES STRADA BELLA, LLC,
a Delaware limited liability company
ULTIMATE NAPLES MONTEVERDE, LLC,
a Delaware limited liability company
ULTIMATE PALM BEACH OCEAN, LLC,
a Delaware limited liability company
ULTIMATE MAUI WAILEA BEACH, LLC,
a Delaware limited liability company
ULTIMATE SUN VALLEY MACKENZIE, LLC, a Delaware limited liability company
ULTIMATE SUN VALLEY PLAZA TOWNHOUSE, LLC,
a Delaware limited liability company
ULTIMATE NEW YORK TRP INTERNATIONAL, LLC,
a Delaware limited liability company
ULTIMATE KIAWAH TURTLE BEACH, LLC,
a Delaware limited liability company
ULTIMATE PARK CITY SILVERLAKE, LLC,
a Delaware limited liability company
ULTIMATE JACKSON HOLE SNAKE RIVER, LLC, a Delaware limited liability company
BAHAMAS INVESTMENTS I, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS II, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS III, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS IV, LLC, a
Delaware limited liability company
CABO CASA TORTUGA, LLC,
a Delaware limited liability company
CABO ESPERANZA #1501, LLC,
a Delaware limited liability company
CABO ESPERANZA #1502, LLC,
a Delaware limited liability company
CABO ESPERANZA #1503, LLC,
a Delaware limited liability company

CABO ESPERANZA #1601, LLC,
a Delaware limited liability company
CABO ESPERANZA #1602, LLC,
a Delaware limited liability company
CABO ESPERANZA #1603, LLC,
a Delaware limited liability company
CABO VILLA DEL SOL, LLC,
a Delaware limited liability company
CABO VILLA ETERNIDAD, LLC,
a Delaware limited liability company
CABO SAN LUCAS VILLA PARAISO, LLC,
a Delaware limited liability company
ULTIMATE NEVIS INVESTMENTS, LLC,
a Delaware limited liability company

By:	UE MEMBER, LLC,
a Delaware limited liability company

By:
Name:
Title:

PRIVATE RETREATS PARADISO, LTD.,
a Nevis International Business Company

By:
Name:
Title:

THE CENTURY CORPORATION LIMITED,
a Nevis corporation,

By:	PRIVATE RETREATS PARADISO, LTD.,
a Nevis International Business Company

By:
Name:
Title:

PRIVATE ESCAPES OF STEAMBOAT, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF TAHOE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF JACKSON HOLE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF FOX ACRES, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA PLAYA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF LAKE OCONEE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA II, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CURRITUCK, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA COSTA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA I, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA II, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF STOWE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES OF CHICAGO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES 1600 BROADWAY, LLC,
a New York limited liability company
PRIVATE ESCAPES VILLA 304, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM OF COPPER MOUNTAIN, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM KIAWAH, LLC,

a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CURRITUCK, LLC, a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LA COSTA, LLC, a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LAKE GEORGE, LLC,
a New York limited liability company
PRIVATE ESCAPES OF LA QUINTA PLATINUM, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES PLATINUM TCI, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM TELLURIDE, LLC, a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CHICAGO, LLC, a Colorado limited liability company
PRIVATE ESCAPES LINK, LLC
a Colorado limited liability company

By:	UE MEMBER, LLC, a Delaware limited liability company and manager of the above named entities

By:
Name:
Title:

AGENT AND LENDERS:

CAPITALSOURCE FINANCE LLC,
a Delaware limited liability company, as Agent

By:
Name:
Title:

CAPITALSOURCE BAHAMAS LLC,
a Delaware limited liability company, as Collateral Agent and as a Lender

By:
Name:
Title:

CAPITALSOURCE BANK,
a California industrial bank, as a Lender

By:
Name:
Title:

Schedule A

PRIVATE ESCAPES PREMIERE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PINNACLE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF STEAMBOAT, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF TAHOE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF JACKSON HOLE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF FOX ACRES, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA PLAYA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF LAKE OCONEE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA II, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CURRITUCK, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA COSTA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA I, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA II, LLC,
 a Colorado limited liability company
PRIVATE ESCAPES OF STOWE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES OF CHICAGO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES 1600 BROADWAY, LLC,
a New York limited liability company
PRIVATE ESCAPES VILLA 304, LLC,
a Colorado limited liability company

PRIVATE ESCAPES PLATINUM OF COPPER MOUNTAIN, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CURRITUCK, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LA COSTA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LAKE GEORGE, LLC,
a New York limited liability company
PRIVATE ESCAPES OF LA QUINTA PLATINUM, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES PLATINUM TCI, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM TELLURIDE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CHICAGO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LINK, LLC
a Colorado limited liability company
SNOWFLAKE INVESTMENTS I, LLC,
a Delaware limited liability company
TAHOE INVESTMENTS I, LLC,
a Delaware limited liability company
CABO INVESTMENTS I, LLC,
a Delaware limited liability company
MAHOGANY RUN INVESTMENTS I, LLC,
a Delaware limited liability company
CANDLEWOOD INVESTMENTS I, LLC,
a Delaware limited liability company
SUNNY ISLES INVESTMENTS I, LLC
A Delaware limited liability company
ULTIMATE SCOTTSDALE, LLC,
a Delaware limited liability company
ULTIMATE LAKE TAHOE, LLC,
a Delaware limited liability company
ULTIMATE COLORADO, LLC,
a Delaware limited liability company
ULTIMATE TELLURIDE MOUNTAIN VILLAGE, LLC,
a Delaware limited liability company
ULTIMATE NAPLES STRADA BELLA, LLC,
a Delaware limited liability company

ULTIMATE NAPLES MONTEVERDE, LLC,
a Delaware limited liability company
ULTIMATE PALM BEACH OCEAN, LLC,
a Delaware limited liability company
ULTIMATE MAUI WAILEA BEACH, LLC,
a Delaware limited liability company
ULTIMATE SUN VALLEY MACKENZIE, LLC,
a Delaware limited liability company
ULTIMATE SUN VALLEY PLAZA TOWNHOUSE, LLC,
a Delaware limited liability company
ULTIMATE NEW YORK TRP INTERNATIONAL, LLC,
 a Delaware limited liability company
ULTIMATE KIAWAH TURTLE BEACH, LLC,
a Delaware limited liability company
ULTIMATE PARK CITY SILVERLAKE, LLC,
a Delaware limited liability company
ULTIMATE JACKSON HOLE SNAKE RIVER, LLC,
a Delaware limited liability company
BAHAMAS INVESTMENTS I, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS II, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS III, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENT IV, LLC, a
Delaware limited liability company
CABO CASA TORTUGA, LLC,
a Delaware limited liability company
CABO ESPERANZA #1501, LLC,
a Delaware limited liability company
CABO ESPERANZA #1502, LLC,
a Delaware limited liability company
CABO ESPERANZA #1503, LLC,
a Delaware limited liability company
CABO ESPERANZA #1601, LLC,
a Delaware limited liability company
CABO ESPERANZA #1602, LLC,
a Delaware limited liability company
CABO ESPERANZA #1603, LLC,
a Delaware limited liability company
CABO VILLA DEL SOL, LLC,
a Delaware limited liability company
CABO VILLA ETERNIDAD, LLC,
a Delaware limited liability company
CABO SAN LUCAS VILLA PARAISO, LLC,
a Delaware limited liability company

ULTIMATE NEVIS INVESTMENTS, LLC,
a Delaware limited liability company
ULTIMATE KEY WEST, LLC
a Delaware limited liability company
ULTIMATE INDIAN ROCKS BEACH, LLC,
a Delaware limited liability company
ULTIMATE SCOTTSDALE ROCKS, LLC,
a Delaware limited liability company
ULTIMATE BEAVER CREEK, LLC,
a Delaware limited liability company
ULTIMATE LAKE LAS VEGAS, LLC,
a Delaware limited liability company
PRIVATE RETREATS PARADISO, LTD.,
a Nevis International Business Company
THE CENTURY CORPORATION LIMITED,
a Nevis corporation
ULTIMATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company
P&J PARTNERS, LLC,
a Delaware limited liability company

Exhibit A

Schedule 19
Minimum Amortization

If Borrower has not exercised the extension option set forth in Section 2.9:

Date	Cumulative Amortization
June 30, 2010	$10,300,000
December 31, 2010	$17,800,000
April 30, 2011	Entire remaining outstanding principal balance of Loan

If Borrower has exercised the first extension option set forth in Section 2.9:

Date	Cumulative Amortization
June 30, 2010	$10,300,000
December 31, 2010	$17,800,000
June 30, 2011	$22,800,000
December 31, 2011	$25,300,000
April 30, 2011	Entire remaining outstanding principal balance of Loan

If Borrower has exercised the second extension option set forth in Section 2.9:

Date	Cumulative Amortization
June 30, 2010	$10,300,000
December 31, 2010	$17,800,000
June 30, 2011	$22,800,000
December 31, 2011	$25,300,000
June 30, 2012	$27,800,000
December 31, 2012	$30,300,000
April 30, 2013	Entire remaining outstanding principal balance of Loan

Consent and Ratification

The undersigned each hereby consents to the terms of the Fourth Amendment to Consolidated Amended and Restated Loan and Security Agreement dated as of April 19, 2010 (the “Amendment”) by and among Borrower (as defined in the Amendment), CapitalSource Finance LLC, as administrative, payment and collateral agent for itself and the Lenders (“Agent”) and the Lenders party thereto (as amended, modified, supplemented and/or restated from time to time, the “Amendment”).  Terms not otherwise defined herein shall have the meaning assigned to such terms in the Amendment.  Each of the undersigned hereby confirms and ratifies the terms of (a) that certain Amended and Restated Payment and Performance Guaranty dated as of September 15, 2009 executed by Ultimate Resort, LLC, Ultimate Resort Holdings, LLC, Private Escapes Holdings, LLC, UE Holdco, LLC, UE Member, LLC, Ultimate Escapes Clubs, LLC, Ultimate Escapes Elite Club, LLC, Ultimate Escapes Signature Club, LLC and Ultimate Escape Premiere Club, LLC in favor of Agent, (b) that certain Consolidated Amended and Restated Indemnity Guaranty dated as of September 15, 2009  executed by James Tousignant  in favor of Agent and (c) that certain Consolidated Amended and Restated Indemnity Guaranty dated as of September 15, 2009  executed by Richard Keith in favor of Agent (collectively, the “Guaranty Agreements”), and acknowledges that the Guaranty Agreements are in full force and effect and ratifies the same, that the guaranteed obligations under the Guaranty Agreements shall include all obligations now, hereafter or from time to time arising under the Loan Agreement, as amended by the Amendment, that the undersigned has no defense, recoupment, counterclaim, set-off or any other claim to diminish their liability under such document, that the undersigned’s consent is not required to ensure the effectiveness of the Amendment, and that no consent by any of the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Documents.

This Consent and Ratification shall inure to the benefit of Agent and Lenders and their respective successors and assigns.

FOR AND IN CONSIDERATION OF AGENT’S, BAHAMIAN AGENT’S AND LENDERS’  AGREEMENTS CONTAINED IN THE AMENDMENT, EACH OF THE UNDERSIGNED, TOGETHER WITH EACH OF THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  AGENT, BAHAMIAN COLLATERAL AGENT, LENDERS  AND EACH OF THEIR PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS LETTER AGREEMENT IS EXECUTED THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM ANY PRIOR OR EXISTING AGREEMENTS BETWEEN RELEASORS AND RELEASED PARTIES, ANY OF THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS, AND/OR NEGOTIATION FOR AND EXECUTION OF THIS  LETTER AGREEMENT , INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.

Executed as of April __, 2010.

ULTIMATE RESORT, LLC,
a Florida limited liability company

By:	JAMES TOUSIGNANT,
its Sole Class A Member

By:
Name:
Title:

ULTIMATE RESORT HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

PRIVATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

UE HOLDCO, LLC,
a Delaware limited liability company
UE MEMBER, LLC,
a Delaware limited liability company
ULTIMATE ESCAPES CLUBS, LLC,
a Delaware limited liability company

By:	ULTIMATE ESCAPES HOLDINGS, LLC, a Delaware limited liability company

By:
Name:
Title:

ULTIMATE ESCAPES ELITE CLUB, LLC,
a Delaware limited liability company
ULTIMATE ESCAPES SIGNATURE CLUB, LLC, a Delaware limited liability company
ULTIMATE ESCAPES PREMEIRE CLUB, LLC,
a Delaware limited liability company

By:	ULTIMATE ESCAPES CLUBS, LLC

By:	ULTIMATE ESCAPES HOLDINGS, LLC, a Delaware limited liability company
By:
Name:
Title:

James Tousignant

Richard Keith